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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated January 20, 2000, relating to the consolidated financial statements of Extensity, Inc., which appears in such prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/  PricewaterhouseCoopers LLP
San Jose, California
January 24, 2000